Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

(the “Trust”)

Supplement dated March 4, 2022, to the Trust’s

Statement of Additional Information (“SAI”),

as supplemented and amended to date

The following changes are made to the Trust’s SAI effective immediately:

The following logo is added to the cover page of the SAI immediately above the introductory paragraph:

In addition, the following is added at the end of the section entitled “Disclosure of Policies and Procedures”:

•

Legal Counsel. Legal counsel to the Trust, the Board, SunAmerica and its Subadvisers may receive information regarding portfolio holdings from time to time or periodically in connection with providing legal services to the Trust, the Board, SunAmerica or a Subadviser. The information provided is subject to a legal duty of confidentiality.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP2 (3/22)